EXHIBIT 10.28
                                                                   -------------


                   AMENDMENT NO. 1 TO REIMBURSEMENT AGREEMENT


         AMENDMENT NO. 1 dated as of the 5th day of March, 2003 by and among, the Guarantors party hereto, DSL.net, Inc., a Delaware corporation (the "Obligor") and VantagePoint Venture Partners III (Q), L.P., a Delaware limited partnership ("VantagePoint") as the administrative agent for the Guarantors to that certain Reimbursement Agreement (as defined below).

         WHEREAS, the Obligor, the Guarantors party thereto and VantagePoint, as administrative agent are parties to that certain Reimbursement Agreement, dated as of December 27, 2002 (the "Reimbursement Agreement");

         WHEREAS, pursuant to Section 8(c) thereof, the Reimbursement Agreement may be amended with the written consent of the Obligor and the Guarantors;

         WHEREAS, prior to the date of this Amendment No. 1, the Guarantors had provided Six Million One Hundred Thousand Dollars in Guaranties in connection with the Reimbursement Agreement;

         WHEREAS, the Obligor has requested, and VantagePoint has agreed, to amend its Guaranty to increase its guaranty obligations under the Guaranty by an additional Three Million Dollars ($3,000,000) to support certain obligations of Obligor under a Revolving Credit and Term Loan Agreement, dated as of December 13, 2002, as amended, between the Obligor and Fleet National Bank (the "Credit Agreement"); and

         WHEREAS, the parties hereto desire to amend the Reimbursement Agreement in order to increase the aggregate Guaranties issued under the Reimbursement Agreement from Six Million Seven Hundred Thirty Thousand Dollars ($6,730,000) to Nine Million One Hundred Thousand Dollars ($9,100,000).

         NOW, THEREFORE, in consideration of the promises and mutual agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.       Amendments. The Reimbursement Agreement shall be amended as follows:

                  1.1 The reference to "Six Million Seven Hundred Thirty Thousand Dollars ($6,730,000)" in Recital A of the Reimbursement Agreement shall be and hereby is amended and replaced with "Nine Million One Hundred Thousand Dollars ($9,100,000)."

                  1.2 The Schedule of Guarantors as set forth on Schedule 2 to the Reimbursement Agreement shall be and hereby is deleted in its entirety and replaced by Attachment A hereto.

                  1.3 Section 4(a) of the Reimbursement Agreement shall be and hereby is amended to add the following new subsection (viii) after subsection
(vii):

         (viii) That, at the time of the sale and issuance by Obligor of its securities (the "New Securities") for cash, other than pursuant to its stock option or employee stock purchase plans (a "Financing"), the Obligor shall, at the Agent's request, either:

         (1) repay outstanding loans under the Credit Agreement by one dollar for each dollar paid in consideration for any such New Securities in a Financing up to a maximum of the lesser of (A) the amount by which the amount of loans outstanding under the Credit Agreement exceeds Six Million One Hundred Thousand Dollars ($6,100,000) and (B) Three Million Dollars ($3,000,000), and if requested by Agent, permanently reduce the outstanding commitment under the Credit Agreement to $6,100,000; or

         (2) cause Agent's guarantee requirement under the Credit Agreement to be reduced in an amount equal to the amount required to be repaid pursuant to
Section 4(a)(viii)(1) hereof.

                  1.4 Section 4(a) of the Reimbursement Agreement shall be and hereby is amended to add the following new subsection (ix) after subsection
(viii):

         (ix) That, if, as of December 5, 2003, the Obligor has not sold any New Securities in a Financing and has not drawn down Nine Million One Hundred Thousand Dollars ($9,100,000) under the Credit Agreement, then Obligor shall, at the Agent's request, either (A) reduce the Commitment (as defined in the Credit Agreement) to the greater of (x) the amount of loans then outstanding under the Credit Agreement or (y) Six Million One Hundred Thousand Dollars ($6,100,000); or (B) cause Agent's guarantee requirement under the Credit Agreement to be reduced by the amount by which the Commitment would be reduced pursuant to subsection (A) of this paragraph .

                  1.5 Section 8 of the Reimbursement Agreement shall be and hereby is amended to add the following new subsection (m) after subsection (l):

         (m) Agent shall maintain the effectiveness of its Guarantee in the amount of at least Eight Million Dollars ($8,000,000) until at least such time as the Obligor makes a repayment of outstanding loans or reduces its Commitment or reduces the Agent's guarantee requirement pursuant to Section 4(a)(viii), or reduces its Commitment or Agent's guarantee requirement pursuant to Section 4(a)(ix).

                  1.6 Section 4(a) of the Reimbursement Agreement shall be and hereby is amended to add the following new subsection (x) after subsection (ix):

         (x) Unless the Required Guarantors provide their prior written consent, not to make any additional borrowings under the Credit Agreement after March 5, 2003, until such time as the unrestricted cash (determined in accordance with GAAP and excluding Excluded Cash) shown on Obligor's balance sheet is less than $1,000,000.

         2. Amendment Limited. Except as provided herein, each of the provisions of the Reimbursement Agreement shall remain in full force and effect following the consummation of the transactions contemplated hereby and this Amendment No. 1 shall not constitute a modification, acceptance or waiver of any other provision of the Reimbursement Agreement. Each of the parties hereto hereby confirms and ratifies all of its obligations under the Reimbursement Agreement, as amended by this Amendment No. 1. This Amendment No. 1 shall be governed and construed in accordance with the terms of the Reimbursement Agreement.

         3. Counterparts. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

         4. Definitions. Capitalized terms used and not otherwise defined in this Amendment No. 1 shall have the respective meanings set forth in the Reimbursement Agreement.




                   [REMAINDER OF PAGE INTENTINALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 as of the day and year first above written.


                                OBLIGOR:
                                --------

                                DSL.NET, INC.


                                By:    /s/ David F. Struwas
                                   --------------------------------------
                                Name:  David F. Struwas
                                     ------------------------------------
                                Title: Chief Executive Officer
                                      -----------------------------------






                                REQUIRED GUARANTORS
                                -------------------

                                VANTAGEPOINT VENTURE PARTNERS III (Q), L.P.

                                By:  VantagPoint Venture Associates III, L.L.C.


                                By: /s/ James D. Marver
                                   --------------------------------------
                                Name:  James D. Marver
                                     ------------------------------------
                                Title:  Managing Member
                                      -----------------------------------

COLUMBIA CAPITAL EQUITY PARTNERS II (QP), LP, AS A GUARANTOR

By:   Columbia Capital Equity Partners, L.P., its General Partner

By:     /s/ Donald A. Doering
      --------------------------------------------------
Name:   Donald A. Doering
      --------------------------------------------------
Title:  Chief Financial Officer
      --------------------------------------------------



COLUMBIA CAPITAL EQUITY PARTNERS II (CAYMAN), LP, AS A GUARANTOR

By:   Columbia Capital Equity Partners, L.P., its General Partner

By:     /s/ Donald A. Doering
      --------------------------------------------------
Name:   Donald A. Doering
      --------------------------------------------------
Title:  Chief Financial Officer
      --------------------------------------------------



COLUMBIA CAPITAL EQUITY PARTNERS II LP, AS A GUARANTOR

By:   Columbia Capital Equity Partners, L.P., its General Partner

By:     /s/ Donald A. Doering
      --------------------------------------------------
Name:   Donald A. Doering
     ---------------------------------------------------
Title:  Chief Financial Officer
        ------------------------------------------------



COLUMBIA CAPITAL INVESTORS, LLC, AS A GUARANTOR

By:    Columbia Capital, LLC, its Manager

By:     /s/ Donald A. Doering
      --------------------------------------------------
Name:   Donald A. Doering
     ---------------------------------------------------
Title:  Chief Financial Officer
        ------------------------------------------------

AGREED & ACCEPTED:


COLUMBIA CAPITAL EQUITY PARTNERS III (QP), LP, AS A GUARANTOR

By:   Columbia Capital Equity Partners III, L.P., its General Partner

By:     /s/ Donald A. Doering
      --------------------------------------------------
Name:   Donald A. Doering
      --------------------------------------------------
Title:  Chief Financial Officer
        ------------------------------------------------



COLUMBIA CAPITAL EQUITY PARTNERS III (CAYMAN), LP, AS A GUARANTOR

By:   Columbia Capital Equity Partners III, L.P., its General Partner

By:     /s/ Donald A. Doering
      --------------------------------------------------
Name:   Donald A. Doering
     ---------------------------------------------------
Title:  Chief Financial Officer
        ------------------------------------------------



COLUMBIA CAPITAL EQUITY PARTNERS III (AI), LP, AS A GUARANTOR

By:   Columbia Capital Equity Partners III, L.P., its General Partner

By:     /s/ Donald A. Doering
      --------------------------------------------------
Name:   Donald A. Doering
     ---------------------------------------------------
Title:  Chief Financial Officer
        ------------------------------------------------



COLUMBIA CAPITAL INVESTORS III, LLC, AS A GUARANTOR

By:   Columbia Capital III, LLC, its Manager

By:     /s/ Donald A. Doering
      --------------------------------------------------
Name:   Donald A. Doering
      --------------------------------------------------
Title:  Chief Financial Officer
        ------------------------------------------------

                       RATIFICATION OF SUBSIDIARY GUARANTY

        Each of the undersigned Subsidiary Guarantors hereby acknowledges and consents to the foregoing Amendment No. 1 to the Reimbursement Agreement, dated as of the date hereof, and agrees that the Subsidiary Guaranty, dated as of December 27, 2002, executed by the Subsidiary Guarantors, in favor of VantagePoint Venture Partners III (Q), L.P., as the administrative agent for the benefit of the Guarantors party to the Reimbursement Agreement and all other Operative Documents to which each of the Subsidiary Guarantors are a party remain in full force and effect, and each of the Subsidiary Guarantors confirms and ratifies all of its obligations thereunder.



                                 DSLNET COMMUNICATIONS PUERTO RICO, INC.

                                 By:          /s/ David F. Struwas
                                     ---------------------------------------
                                     Name:    David F. Struwas
                                           ---------------------------------
                                     Title:   Chief Executive Officer
                                           ---------------------------------



                                 DSLNET COMMUNICATIONS VA, INC.

                                 By:          /s/ David F. Struwas
                                     ---------------------------------------
                                     Name:    David F. Struwas
                                           ---------------------------------
                                     Title:   Chief Executive Officer
                                           ---------------------------------



                                 TYCHO NETWORKS, INC.

                                 By:          /s/ David F. Struwas
                                     ---------------------------------------
                                     Name:    David F. Struwas
                                          ----------------------------------
                                     Title:   Chief Executive Officer
                                          ----------------------------------



                                 VECTOR INTERNET SERVICES, INC.

                                 By:          /s/ David F. Struwas
                                     ---------------------------------------
                                     Name:    David F. Struwas
                                          ----------------------------------
                                     Title:   Chief Executive Officer
                                          ----------------------------------

                                   Schedule 2
                                   ----------






                                                            Maximum Principal
Guarantor                                                   Amount of Guaranty
---------                                                   ------------------

VantagePoint Venture Partners III (Q), LP                        $8,000,000.00

Columbia Capital Equity Partners II (QP), LP                        $68,757.63

Columbia Capital Equity Partners II (Cayman), LP                    $56,132.51

Columbia Capital Equity Partners II, LP                              $2,899.72

Columbia Capital Investors, LLC                                     $12,337.14

Columbia Capital Equity Partners III (QP), LP                      $518,532.22

Columbia Capital Equity Partners III, (Cayman), LP                 $284,753.65

Columbia Capital Equity Partners III, (AI), LP                      $28,645.20

Columbia Capital Investors III, LLC                                $127,941.93

                                                     TOTAL       $9,100,000.00